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EXHIBIT 23

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-57103) of Mack-Cali Realty, L.P. of our report dated February 21, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP New York, New York March 5, 2003

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  EXHIBIT 23
CONSENT OF INDEPENDENT ACCOUNTANTS